The ticker symbol chart located on the front cover page is restated in its entirety as follows:

CLASS	TICKER SYMBOL
Class A	MFWTX
Class B	MFWBX
Class C	MFWCX
Class I	MFWIX
Class R1	MFWGX
Class R2	MGBRX
Class R3	MFWHX
Class R4	MFWJX
Class R5	MFWLX

The sub-sections entitled “Fees and Expenses” and “Example” beneath the main heading "Summary of Key Information" are restated in their entirety as follows:

Fees and Expenses
This table describes the fees and expenses that you may pay when you buy and hold shares of the fund. The annual fund operating expenses for Class R5 shares are based on estimated "Other Expenses" for the current fiscal year expressed as a percentage of the fund's estimated average net assets during the period.

You may qualify for sales charge reductions if you and certain members of your family invest, or agree to invest in the future, at least $50,000 in MFS Funds. More information about these and other waivers and reductions is available from your financial intermediary and in “Sales Charges and Waivers or Reductions” on page 9 of the fund’s prospectus and “Waivers of Sales Charges” on page I-14 of the fund’s statement of additional information Part I.

Shareholder Fees (fees paid directly from your investment):

Share Class	A	B	C	I	ALL R
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	5.75%	None	None	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of original purchase price or redemption proceeds, whichever is less)	1.00%#	4.00%	1.00%	None	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment):

Share Class	A	B	C	I	R1	R2	R3	R4	R5
Management Fee	0.84%	0.84%	0.84%	0.84%	0.84%	0.84%	0.84%	0.84%	0.84%
Distribution and/or Service (12b-1) Fees	0.25%	1.00%	1.00%	None	1.00%	0.50%	0.25%	None	None
Other Expenses	0.21%	0.21%	0.21%	0.21%	0.21%	0.21%	0.21%	0.21%	0.14%
Total Annual Fund Operating Expenses	1.30%	2.05%	2.05%	1.05%	2.05%	1.55%	1.30%	1.05%	0.98%
Fee Reductions and/or Expense Reimbursements1	(0.05)%	(0.05)%	(0.05)%	(0.05)%	(0.05)%	(0.05)%	(0.05)%	(0.05)%	(0.04)%
Total Annual Fund Operating Expenses After Fee Reductions and/or Expense Reimbursements	1.25%	2.00%	2.00%	1.00%	2.00%	1.50%	1.25%	1.00%	0.94%

#	On shares purchased without an initial sales charge and redeemed within 24 months of purchase.
1
Massachusetts Financial Services Company has agreed in writing to reduce its management fee to 0.75% of the fund's average daily net assets annually in excess of $500 million up to $1 billion, and 0.70% of the fund's average daily net assets annually in excess of $1 billion. This written agreement will remain in effect until modified by the fund's Board of Trustees, but such agreement will continue until at least February 28, 2014. In addition, Massachusetts Financial Services Company has agreed in writing to bear the fund’s expenses, excluding interest, taxes, extraordinary expenses, brokerage and transaction costs and investment-related expenses (such as interest and borrowing expenses incurred in connection with the fund's investment activity), such that “Total Annual Fund Operating Expenses” do not exceed 1.25% of the fund's average daily net assets annually for each of Class A and Class R3 shares, 2.00% of the fund's average daily net assets annually for each of Class B, Class C and Class R1 shares, 1.00% of the fund's average daily net assets annually for each of Class I and Class R4 shares, 1.50% of the fund's average daily net assets annually for Class R2 shares, and 0.94% of the fund's average daily net assets annually for Class R5 shares. This written agreement will continue until modified by the fund's Board of Trustees, but such agreement will continue until at least February 28, 2014.

MFS Global Total Return Fund

Example
This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds.

The example assumes that: you invest $10,000 in the fund for the time periods indicated and you redeem your shares at the end of the time periods (unless otherwise indicated); your investment has a 5% return each year; and the fund’s operating expenses remain the same.

Although your actual costs will likely be higher or lower, under these assumptions your costs would be:

	1 YEAR	3 YEARS	5 YEARS	10 YEARS
Class A Shares	$695	$955	$1,239	$2,045
Class B Shares assuming
redemption at end of period	$603	$934	$1,295	$2,180
no redemption at end of period	$203	$634	$1,095	$2,180
Class C Shares assuming
redemption at end of period	$303	$634	$1,095	$2,372
no redemption at end of period	$203	$634	$1,095	$2,372
Class I Shares	$102	$325	$571	$1,274
Class R1 Shares	$203	$634	$1,095	$2,372
Class R2 Shares	$153	$481	$836	$1,838
Class R3 Shares	$127	$403	$704	$1,560
Class R4 Shares	$102	$325	$571	$1,274
Class R5 Shares	$96	$305	$535	$1,195

The paragraph that follows the Class A Bar Chart, and the Performance Table beneath the sub-section entitled "Performance Information" beneath the main heading "Summary of Key Information" are restated in their entirety as follows:

The total return for the three-month period ended March 31, 2012 was 6.51%. During the period(s) shown in the bar chart, the highest quarterly return was 12.25% (for the calendar quarter ended June 30, 2009) and the lowest quarterly return was (9.94)% (for the calendar quarter ended March 31, 2009).

Performance Table.

Average Annual Total Returns

(for the Periods Ended December 31, 2011)

Share Class	1 YEAR	5 YEARS	10 YEARS
Returns Before Taxes
B Shares	(2.46)%	1.86%	6.51%
C Shares	0.56%	2.21%	6.37%
I Shares	2.49%	3.24%	7.43%
R1 Shares	1.57%	2.18%	6.26%
R2 Shares	2.05%	2.70%	6.76%
R3 Shares	2.30%	2.95%	7.07%
R4 Shares	2.55%	3.20%	7.37%
R5 Shares	2.49%	3.24%	7.43%
A Shares	(3.67)%	1.72%	6.45%
Returns After Taxes on Distributions A Shares	(4.25)%	0.70%	5.19%
Returns After Taxes on Distributions and Sale of Fund Shares A Shares	(2.04)%	1.09%	5.15%
Index Comparisons (Reflects no deduction for fees, expenses or taxes)
MSCI World Index (gross div)	(5.02)%	(1.82)%	4.15%
Barclays Capital Global Aggregate Bond Index	5.64%	6.46%	7.16%
MFS Global Total Return Blended Index (gross div) *	(0.62)%	1.84%	5.69%

*
The MFS Global Total Return Blended Index (gross div) was composed at period end of the following amounts of the following indices: 60% MSCI World Index (gross div) and 40% Barclays Capital Global Aggregate Bond Index.

The sub-section entitled "Purchase and Sale of Fund Shares" beneath the main heading "Summary of Key Information" is restated in its entirety as follows:

Purchase and Sale of Fund Shares
You may purchase and redeem shares of the fund each day the New York Stock Exchange is open for trading. You may purchase or redeem shares either by having your financial intermediary process your purchase or redemption, or through MFS Service Center, Inc. (MFSC) by overnight mail (MFSC, c/o Boston Financial Data Services, 30 Dan Road, Canton, MA  02021-2809), by mail ([Fund Name], P.O. Box 55824, Boston, MA 02205-5824), by telephone (1-800-225-2606), or via the Internet at mfs.com (MFS Access).

The fund’s initial and subsequent investment minimums generally are as follows:

Class	Initial Minimum	Subsequent Minimum
Class A, Class B, Class C	None – automatic investment plans and certain asset-based fee programs $25 – employer-sponsored retirement plans $250 – Traditional and Roth IRAs $1,000 – other accounts	$50 – by check and non-systematic written exchange request, and via MFSC telephone representatives None – other purchases
Class I, Class R1, Class R2, Class R3, Class R4, Class R5	None	None

The third paragraph in the sub-section entitled “Investment Adviser" beneath the main heading "Management of the Fund" is restated in its entirety as follows:

MFS has agreed in writing to reduce its management fee to 0.75% of the fund's average daily net assets annually in excess of $500 million up to $1 billion, and 0.70% of the fund's average daily net assets annually in excess of $1 billion. This written agreement will remain in effect until modified by the fund's Board of Trustees, but such agreement will continue until at least February 28, 2014. In addition, MFS has agreed in writing to bear the fund’s expenses, excluding interest, taxes, extraordinary expenses, brokerage and transaction costs and investment-related expenses (such as interest and borrowing expenses incurred in connection with the fund's investment activity), such that “Total Annual Fund Operating Expenses” do not exceed 1.25% of the fund's average daily net assets annually for each of Class A and Class R3 shares, 2.00% of the fund's average daily net assets annually for each of Class B, Class C and Class R1 shares, 1.00% of the fund's average daily net assets annually for each of Class I and Class R4 shares, 1.50% of the fund's average daily net assets annually for Class R2 shares, and 0.94% of the fund's average daily net assets annually for Class R5 shares. This written agreement will continue until modified by the fund's Board of Trustees, but such agreement will continue until at least February 28, 2014.

The sub-section directly beneath the main heading "Description of Share Classes" up to the sub-section "Sales Charges and Waivers or Reductions" is restated as follows:

MFS Global Total Return Fund

The fund offers Class A, Class B, Class C, Class I, Class R1, Class R2, Class R3, Class R4, and Class R5 shares through this prospectus. All classes of the fund have the same investment objective and investments, but each class has its own sales charge and expense structure. Your financial intermediary may also charge you additional fees, commissions, or other charges. You should consult with your financial intermediary to help you determine which class is most appropriate for you.

Class I shares generally are available only to the following eligible investors:

•	certain retirement plans established for the benefit of employees and former employees of MFS or its affiliates;

•	funds distributed by MFD that invest primarily in shares of MFS funds;

•	defined benefit retirement plans, endowments or foundations;

•	bank trust departments or law firms acting as trustee or manager for trust accounts; and

•	investors who purchase shares through asset-based fee programs available through financial intermediaries.

In addition, MFD may accept, in its sole discretion, investments in Class I shares from purchasers not listed above.

Class R1, Class R2, Class R3, Class R4, and Class R5 shares generally are available only to eligible retirement plans (401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans, defined benefit plans and non-qualified deferred compensation plans any of whose accounts are maintained by the fund at an omnibus level (“Employer Retirement Plans”)), except Class R5 shares are also available to funds distributed by MFD. Class R1, Class R2, Class R3, Class R4, and Class R5 shares are not generally available to retail non-retirement accounts, traditional and Roth IRAs, Coverdell Educational Savings Accounts, SEPs, SAR-SEPs, SIMPLE IRAs, salary reduction only 403(b) plans, and 529 tuition plans, except Class R5 shares are available to funds distributed by MFD.

Shareholders may be able to convert between Class A shares and Class I shares of the fund if they satisfy eligibility requirements for the other class, if any. Class I shareholders may be able to convert their Class I shares to Class R5 shares of the fund if they satisfy eligibility requirements of Class R5 shares.

Class C shareholders may be able to convert their Class C shares not subject to a CDSC to Class I shares of the fund if they satisfy eligibility requirements.

If a shareholder converts from one share class to another share class of the fund, the transaction will be based on the respective net asset value of each class as of the trade date for the conversion. Consequently, the converting shareholder may receive fewer shares or more shares than originally owned, depending on that day’s net asset values. The total value of the initially held shares, however, will equal the total value of the converted shares. A conversion between share classes in the same fund is a nontaxable event.

The paragraph entitled "Class R1, Class R2, Class R3, Class R4, and Class R5 Shares" in the sub-section "Sales Charges and Waivers or Reductions" beneath the main heading "Description of Share Classes" is restated in its entirety as follows:

Class R1, Class R2, Class R3, Class R4 and Class R5 Shares.  Eligible Investors may purchase Class R1, Class R2, Class R3, Class R4, and Class R5 shares at net asset value without an initial sales charge or a CDSC upon redemption.

The bulleted paragraph entitled “Linking Accounts For LOI and ROA” in the sub-section "Sales Charges and Waivers or Reductions" beneath the main heading "Description of Share Classes" is restated in its entirety as follows:

•
Linking Accounts For LOI and ROA.  For purposes of obtaining reduced sales charges under the LOI and ROA, you may combine the value of your accounts with those of your spouse (or legal equivalent under applicable state law) and your children under the age of 21.

Eligible accounts that you may link under an LOI and ROA include:

o	Individual accounts;

o	Joint accounts;

o	Trust accounts of which you, your spouse (or legal equivalent under applicable state law), or child under the age of 21 is the grantor;

o	MFS 529 College Savings Plan accounts;

o	Certain single-participant retirement plan accounts;

o	Certain Individual Retirement Accounts;

o	Uniform Gifts/Transfers to Minor Acts accounts; and

o	Accounts held in the name of your financial intermediary on your behalf.

In order to link such accounts, the broker/dealer at the time of your current purchase for an ROA or at the time of the establishment of an LOI must be the broker/dealer (or the clearing broker/dealer for your broker/dealer so long as your account is not aggregated by the clearing broker/dealer with other accounts) for any additional accounts to be linked. MFS fund shares held as follows cannot be combined for purposes of an LOI or ROA:

o
Shares held indirectly through financial intermediaries other than the broker/dealer for your current purchase (for example, shares held in a different broker/dealer's brokerage account or with a bank, an insurance company separate account or an investment adviser); or

o
Shares held directly in a MFS fund account on which the broker/dealer is different than the broker/dealer for your current purchase for an ROA or is different than the broker/dealer at the time of the establishment of the LOI.

It is your responsibility to inform the broker/dealer for each current purchase of any accounts held with the MFS funds that you believe are eligible to be linked under an LOI or an ROA. If you have not designated a broker/dealer, you should inform MFSC directly of any accounts held with the MFS funds that you believe are eligible to be linked under an LOI or an ROA. You should provide your financial intermediary (including MFSC if you have not designated a broker/dealer) with certain supporting information at the time of each purchase regarding accounts held with the MFS funds that are eligible to be combined for purposes of an LOI or ROA. Such information may include shareholder identification numbers or applicable account numbers or account statements. You should request that your financial intermediary provide this information to the funds or their agents when placing each purchase order.

MFS Global Total Return Fund

Special Note for ROA eligible accounts linked prior to May 1, 2006. Any ROA eligible accounts linked prior to May 1, 2006, will remain linked to the extent the broker/dealer information for such accounts is not modified. In the event you change the broker/dealer for any such account, your accounts will no longer be eligible to be linked under an ROA. In addition, with respect to ROA eligible accounts linked prior to May 1, 2006, you will not be able to link additional accounts to the extent they do not meet the criteria discussed above

The paragraph entitled "Class R1, Class R2, Class R3, Class R4, and Class R5 Shares" in the sub-section "How to Purchase Shares" beneath the main heading "How to Purchase, Redeem, and Exchange Shares" is restated in its entirety as follows:

Class R1, Class R2, Class R3, Class R4, and Class R5 Shares.  You can establish an account through your financial intermediary or by contacting MFSC directly.

The sub-section entitled "Performance Information" beneath the main heading "Other Information" is restated in its entirety as follows:

Performance Information

All performance information shown in the “Class A Bar Chart” and the “Performance Table” reflects any applicable fee and expense waivers in effect during the periods shown; without these, the performance would have been lower.

From time to time, the fund may receive proceeds from litigation settlements, without which performance would be lower.

The fund commenced investment operations on September 4, 1990, with the offering of Class A shares, and subsequently offered Class B shares on September 7, 1993; Class C shares on January 3, 1994; Class I shares on January 2, 1997; Class R2 shares on October 31, 2003; and Class R1, Class R3 and Class R4 shares on April 1, 2005. Class R5 shares are expected to be offered on or about June 1, 2012.

Performance for each of Class R1, Class R2, Class R3, Class R4, and Class R5 shares includes the performance of the fund's Class I shares, adjusted to take into account differences in sales loads and class specific operating expenses (such as Rule 12b-1 fees), if any, for periods prior to their offering.

4